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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3486

Mosaic Tax-Free Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

September 30, 2004

Mosaic Tax-Free Trust

  Mosaic Arizona Tax-Free Fund
  Mosaic Missouri Tax-Free Fund
  Mosaic Virginia Tax-Free Fund
  Mosaic Tax-Free National Fund

Mosaic Funds
www.mosaicfunds.com

Contents

Management's Discussion of Fund Performance	1
Report of Independent Registered Public Accounting Firm	6
Portfolio of Investments
Arizona Fund	7
Missouri Fund	9
Virginia Fund	11
National Fund	14
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Management Information	30

Management's Discussion of Fund Performance

The annual period ended September 30, 2004 was another positive stretch for holders of Mosaic Tax-Free Trust Funds. One-year total returns for the bond funds in Tax-Free Trust were: 2.38% for Tax-Free Arizona; 3.23% for Tax-Free Missouri; 3.46% for Tax-Free Virginia; and 2.47% for Tax-Free National. Over the same period, the Lipper General Municipal Debt Index was up 4.39%. The funds' returns were in line with the previous annual period, but this should not be taken as a sign that the bond market has been stable or steady. In fact, through the first three quarters of the annual period the funds were flat or negative and only a strong rally in the final quarter put them ahead for the year.

Fund duration was a significant factor in terms of relative performance for the year. The Lipper Intermediate Municipal Debt Index was up 3.05%, while the Lipper Short Municipal Bond Index was up 1.23% for the period. Lower-grade municipals also outperformed. Mosaic's funds were positioned closer to the intermediate range in terms of duration, while holding high-quality bonds. Both factors contribute to risk moderation, but were not relative performance pluses over the course of this particular period, although we did see the benefit during stretches in the year when bond prices were under pressure. We continue to moderate duration, which will be an asset if interest rates rise over the next year, a scenario which we believe is most likely.

Economic Overview

As we entered this annual period, in the fall of 2003, there were signs that the economy and equity market had finally made a turn. The economic expansion was putting upward pressure on interest rates; pressure which was counterbalanced by the Federal Reserve's conviction that they could hold interest rates at low levels for a considerable time. One key factor was the stubbornly low employment statistics, which continued to disappoint, and in doing so created doubt about the depth of the economic rebound. On the other hand, there was growing evidence that economic activity had entered a strong and sustainable recovery. Monetary and fiscal stimulus seemed to be gaining traction, and growth was broad-based, with advancing capital spending, improving inventory stockpiles, strong housing, and stable consumer expenditures.

As the year progressed, we saw continued tension between economic expansion and the Fed's low rates. On June 30, 2004 the Fed did indeed raise the Fed Fund rate 25 basis points and put the markets on notice that the June increase would be just the first of a series of increases. Improving jobs data and fears of inflation suggested an economy that was just too strong to warrant a Fed Funds rate of 1.00% or even 1.75%, the rate that the Fed maintained at the end of this annual period, following three 0.25% raises over the course of the year. Although market fundamentals pointed towards higher interest rates, we saw a number of mitigating factors emerge over the course of the summer. Bad news from Iraq, higher oil prices, and fear of terrorism kept money flowing into bonds and produced doubts about the sustainability of the expansion. In addition, record buying of U.S. bonds by foreign buyers also dampened prices.

Outlook

While we view the recent moderation in economic growth as a natural step in an ongoing recovery, we are focusing on key economic fundamentals as we look forward to the coming 12-18 months. Consumer demand has slowed in the face of higher energy prices, and corporate decision makers appear reluctant to commit to expenditures ahead of the presidential election. However, the current economic expansion is maintaining its momentum despite rising short-term rates. In fact the Fed Funds Rate remains well below the 3.5%-4.0% range, many economists' estimate of "neutral" monetary policy. After flaring up in the second quarter to over 4%, the Consumer Price Index has settled to an annual rate of 2%. Until economic growth resumes and employment growth steps higher, inflation should remain stable.

Foreign investors continue to pour money into U.S. securities. Record trade balance and current account deficits are inducing foreigners, particularly central banks, to "recycle" money back into our markets. In the last 12 months foreign investors purchased almost 100% of net marketable Treasury securities issued, and have also been a force in the Government Agency and corporate bond markets. This demand for dollar-denominated securities is keeping rates lower than economic fundamentals justify, and will give the bond market trouble when the dollar weakens and demand subsides.

We believe that the Federal Open Market Committee will continue to "normalize" short-term interest rates at a gradual pace. The Fed Funds Rate of 1.75% is still below prevailing inflation and extremely stimulative for the economy. Our base case expects the Fed to persist in its path to neutral monetary policy, with an endpoint in the 3% to 4% range over the next 18 months. More aggressive rate increases could unfold if the labor markets heat up, or if inflation pressures flare in the first half of 2005.

Today's long-term interest rate levels are discounting protracted economic weakness. Market rates below the level of nominal GDP growth imply a weaker economy ahead. We strongly disagree. Temporary "soft patches" of economic growth during recoveries are normal and can be found in each post-WWII expansion. Historically, such "soft patches" have been followed by a resumption of buoyant activity, and, more often than not, higher interest rates. Stimulative short-term interest rates should continue to support this expansion, which we expect will reassert itself once the fall elections are concluded and political uncertainty is removed.

Although we anticipate interest rates to rise in the coming months, we expect municipal bonds to perform well on a relative basis versus taxable bonds. For example, the generic AAA-rated 10-year municipal bond yielded approximately 84% of the comparable treasury at the end of the quarter. This is typically a good ratio in which to purchase municipal bonds, particularly for investors in the upper tax brackets. Additionally, with the presidential election season in full swing, any discussion of boosting income taxes is usually met with increased demand for municipal bonds.

ARIZONA FUND

Arizona continues to enjoy a strong, well-diversified service and tourism based economy. The State does not have a credit rating because it does not issue general obligation bonds. The Fund had a total return of 2.38% for the annual period and the 30-day SEC yield was 2.04% as of September 30, 2004. The duration of the portfolio was 5.34 years while the average credit quality remained at AA. The Lehman Municipal Bond Index, which does not incur or reflect management fees, returned 4.60% over the one-year period, while sporting a 7.72 year duration at year-end. The Fund's shorter duration hurt performance during this positive period for bonds. Purchases made during the period included the Arizona Transportation Board and Phoenix Street and Highway User revenue bonds. Arizona ranked 12th in the country in terms of issuance on a year-to-date basis.

Comparison of Changes in the Value of a $10,000 Investment with the Lehman Municipal Bond Index and Lipper General Municipal Bond Index for Mosaic Arizona Fund

Past performance is not predictive of future performance. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDUSTRY DIVERSIFICATION AS OF SEPTEMBER 30, 2004 FOR MOSAIC ARIZONA FUND

Other
1.9%
Water
& Sewer
8.8%
Education
29.4%
Transportation
14.5%
Leasing &
Other Facilities
23.9%
General
Obligation
11.7%
Hospital
7.0%
Industrial Development
1.7%
Housing
1.1%

MISSOURI FUND

Missouri has a broad-based and diversified economy that is service-sector oriented. The State's general obligation bonds are rated AAA. The Fund had a total return of 3.23% for the annual period and the 30-day SEC yield was 2.33% as of September 30, 2004. The duration of the portfolio was 6.45 years while the average credit quality was maintained at AA. The Lehman Municipal Bond Index, which does not incur or reflect management fees, returned 4.60% over the one-year period, while sporting a 7.72 year duration at year-end. The Fund's shorter duration hurt performance during this positive period for bonds. Purchases during the period included the Polk County School District and Missouri Health and Education for SSM Health Care. Missouri ranked 25th in the country in terms of issuance on a year-to-date basis.

Comparison of Changes in the Value of a $10,000 Investment with the Lehman Municipal Bond Index and Lipper General Municipal Bond Index for Mosaic Missouri Fund

Past performance is not predictive of future performance. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDUSTRY DIVERSIFICATION AS OF SEPTEMBER 30, 2004 FOR MOSAIC MISSOURI FUND

VIRGINIA FUND

The Commonwealth of Virginia maintains an AAA general obligation bond rating based on a well-diversified economy that emphasizes services and government. The Fund had a total return of 3.46% for the annual period and the 30-day SEC yield was 2.59% as of September 30, 2004. The duration of the portfolio was 6.76 years while the average credit quality was maintained at AA. The Lehman Municipal Bond Index, which does not incur or reflect management fees, returned 4.60% over the one-year period, while sporting a 7.72 year duration at year-end. The Fund's shorter duration hurt performance during this positive period for bonds. Purchases during the period included the Hampton Virginia Museum revenue bonds and Newport News general obligation bonds. Virginia ranked 17th in the country in terms of issuance on a year-to-date basis.

Comparison of Changes in the Value of a $10,000 Investment with the Lehman Municipal Bond Index and Lipper General Municipal Bond Index for Mosaic Virginia Fund

Past performance is not predictive of future performance. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDUSTRY DIVERSIFICATION AS OF SEPTEMBER 30, 2004 FOR MOSAIC VIRGINIA FUND

NATIONAL FUND

The National Fund had a total return of 2.47% for the annual period and the 30-day SEC yield was 1.60% as of September 30, 2004. The duration of the portfolio was 6.39 years while 81.2% of the portfolio held Moody's top Aaa rating. The Lehman Municipal Bond Index, which does not incur or reflect management fees, returned 4.60% over the one-year period, while sporting a 7.72 year duration at year-end. The Fund's shorter duration hurt performance during this positive period for bonds. Purchases made during the period included the New Jersey Turnpike Authority and El Paso County, Texas School District. The United States and its territories has issued $265.6 billion in muni bonds year-to-date through the end of September which represents an 8.8% decrease in volume over the same period last year.

Comparison of Changes in the Value of a $10,000 Investment with the Lehman Municipal Bond Index and Lipper General Municipal Bond Index for Mosaic National Fund

Past performance is not predictive of future performance. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

STATE DIVERSIFICATION AS OF SEPTEMBER 30, 2004 FOR MOSAIC NATIONAL FUND

We appreciate your confidence in Mosaic Funds and reaffirm our commitment to provide you with competitive returns to meet your investment objectives.

Sincerely,

(signature)

Michael J. Peters, CFA
Vice President

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MOSAIC TAX-FREE TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mosaic Tax-Free Trust (the "Trust"), including Arizona Fund, Missouri Fund, Virginia Fund, and National Fund (collectively, the "Funds"), as of September 30, 2004, the related statements of operations for the year then ended, and statements of changes in net assets for the year then ended. Our audit also included the financial highlights for the year ended September 30, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended September 30, 2003 and financial highlights for each of the four years in the period then ended were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their report dated November 11, 2003.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2004 financial statements and 2004 financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of September 30, 2004, the results of their operations, the changes in their net assets, and the changes in financial highlights for the year ended September 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

(signature)

Grant Thornton LLP

Chicago, Illinois
November 5, 2004

Arizona Fund - Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody's	S&P
		LONG TERM MUNICIPAL BONDS: 98.1% of net assets

		EDUCATION: 29.4%
Aa3	AA	Maricopa County Unified School District #210 (Phoenix), 5.375%, 7/1/13	$400,000	$428,668
Aaa	AAA	Maricopa County Unified School District #41 (Gilbert), 5.8%, 7/1/14	250,000	294,830
Baa2	nr	Maricopa County Unified School District #090 (Saddle Mountain), 5%, 7/1/14	75,000	78,269
Aaa	AAA	Mohave County Elementary School District #16 (Mohave Valley) (MBIA Insured), 5.375%, 7/1/13	100,000	108,781
Aaa#	AAA	Mohave County Elementary School District #1 (Lake Havasu) (FGIC Insured), 5.9%, 7/1/15	150,000	162,093
Aaa	AAA	Pima County Unified School District #10 (Amphitheater), (FGIC Insured), 5.1%, 7/1/11	190,000	210,953
Aaa	AAA	Pima County, Arizona School District, (MBIA Insured), 5%, 7/1/09	125,000	133,160
Aaa	AAA	University of Arizona, (AMBAC Insured) 5%, 6/1/17	125,000	134,963
Aaa	AAA	University of Arizona Board of Regents, (FGIC Insured) 5.8%, 6/1/24	275,000	306,922

		GENERAL OBLIGATION: 11.7%
Baa1	A-	Puerto Rico Commonwealth, 6.5%, 7/1/14	320,000	392,099
Aaa#	AAA	Scottsdale Preserve Authority Excise Tax Revenue (FGIC Insured), 5.625%, 7/1/22	75,000	77,993
Aa3	AA	Tucson Recreational Facility Improvements, 5.25%, 7/1/19	250,000	267,248

		HOSPITAL: 7.0%
Aaa#	AAA	Arizona Health Facilities Authority, Hospital Revenue (Phoenix Baptist Hospital) (MBIA Insured), 6.25%, 9/1/11	155,000	167,950
Aaa	AAA	Pima County Industrial Development Authority Revenue (Refunding Bonds), 5.625%, 4/1/14	250,000	272,545

		HOUSING: 1.1%
Aaa	nr	Maricopa County Industrial Development Authority, Single Family Mortgage Revenue, 4.3%, 12/1/06	65,000	66,421

		INDUSTRIAL DEVELOPMENT: 1.7%
Aaa	AAA	Phoenix Civic Improvement Corp. Excise Tax, 4.5%, 7/1/08	100,000	107,649

		LEASING AND OTHER FACILITIES: 23.9%
Aaa	AAA	Arizona Board of Regents Certificate Participation, (AMBAC Insured), 5.5%, 6/1/13	320,000	361,133
Baa1	nr	Arizona Tourism & Sports Authority Tax Revenue Bond, 5%, 7/1/16	100,000	103,135
A1	A	Greater Arizona Development Authority Infrastructure Revenue Bond, 4.85%, 8/1/20	300,000	309,102
Aaa	nr	Maricopa County Public Corp. Lease Revenue Bond, (AMBAC Insured), 5.5%, 7/1/10	280,000	316,481
Aaa	nr	Maricopa County Stadium Revenue Bond, (AMBAC Insured), 5.25%, 6/1/12	250,000	282,010
Aaa	AAA	Rio Nuevo Multipurpose Facilities, Certificate Participation, (FGIC Insured), 4.5%, 7/1/08	125,000	134,561

		TRANSPORTATION: 14.5%
Aa3	AA-	Arizona Transportation Board, Grant Antic, 5%, 7/1/13	135,000	150,556
Aaa	AAA	Flagstaff Street and Highway User Revenue, Junior Lien (FGIC Insured), 5.9%, 7/1/10	500,000	577,035
Aaa	AAA	Mesa Street and Highway Revenue Bond, (FSA Insured), 4%, 7/1/14	130,000	133,479
Aaa	AAA	Phoenix Street and Highway User Revenue Bond (FGIC Insured), 5.25%, 7/1/10	50,000	56,000

		WATER AND SEWER: 8.8%
nr	AA	Buckeye Water and Sewer Improvements, 5.45%, 1/1/10	235,000	259,588
Aaa	AAA	Mesa Recreational, Water and Sewer Improvements (FGIC Insured), 6.5%, 7/1/10	250,000	296,380

		TOTAL INVESTMENTS (Cost $5,740,872)		$6,190,004

		CASH AND RECEIVABLES LESS LIABILITIES: 1.9% of net assets		123,150

		NET ASSETS: 100%		$6,313,154

Missouri Fund - Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody's	S&P
		LONG TERM MUNICIPAL BONDS: 97.2% of net assets

		EDUCATION: 30.7%
Aaa	AAA	Jackson County Reorg School District #7, Lees Summit, (FSA Insured), 5.25%, 3/1/14	$300,000	$337,308
Aa2	nr	Jefferson County School District, 6.7%, 3/1/11	200,000	231,916
Aaa	AAA	Mehlville School District R-9, Certificate Participation, (FSA Insured), 5%, 9/1/19	300,000	320,781
nr	AA+	Normandy School District General Obligation, 5.4%, 3/1/18	325,000	345,833
Aa1	AA+	North Kansas City School District, 4.25%, 3/1/16	300,000	311,817
Aa1	AA+	Platte County School District Park Hill, 5.5%, 3/1/14	300,000	321,750
nr	AA+	Polk County School District R-1 Bolivar, 5%, 3/1/21	110,000	117,924
Aaa	AAA	St. Louis Board of Education, 5.5%, 4/1/10	275,000	311,190
Aaa	AAA	St. Louis County Pattonville R-3 School District (FGIC Insured), 5.75%, 3/1/16	200,000	230,142

		GENERAL OBLIGATION: 13.8%
Aa2	nr	Lees Summit, 4.7%, 4/1/21	325,000	335,796
Aaa	AAA	Missouri State (Fourth State Building), 5.75%, 8/1/19	200,000	214,094
Baa1	A-	Puerto Rico Commonwealth Public Improvement, 6.5%, 7/1/14	480,000	588,149

		HOSPITAL: 3.8%
Aa2	AA+	Missouri State Certificate Participation, Rehabilitation Center, 6%, 11/1/15	115,000	119,878
Aaa	AAA	Missouri State Health & Educational Facilities Revenue, (MBIA Insured) 6.4%, 6/1/10	165,000	193,599

		HOUSING: 8.9%
Aa3	AA	Puerto Rico Housing Finance Authority, 4.5%, 12/1/09	150,000	160,003
nr	AAA#	St. Louis County Mortgage Revenue (AMT), 5.65%, 2/1/20	500,000	570,300

		LEASING AND OTHER FACILITIES: 30.1%
A1	nr	Greene County Certificate Participation, 5.25%, 7/1/11	300,000	331,662
Aa3	nr	Jackson County Missouri, Public Building Corp. Leasehold Revenue, 5.1%, 11/1/12	200,000	217,996
Aaa	AAA	Missouri Development Financial Board Cultural Facilities Revenue Bond, (MBIA Insured), 5.25%, 1/1/17	350,000	384,969
Baa1	BBB+	Missouri Development Financial Board Infrastructure Facilities Revenue Bond, 4.3%, 12/1/12	225,000	227,770
Aa1	AA+	Missouri State Board Public Buildings, 4%, 12/1/10	75,000	79,184
Aaa	AAA	Springfield Public Building Corp. Leasehold Revenue Bond, 5.8%, 6/1/13	275,000	312,774
Aa3	nr	Springfield Public Building Corp. Leasehold Revenue Bond, 4.7%, 5/1/12	175,000	188,081
Aaa	nr	St. Louis Municipal Finance Corporation, Leasehold Revenue Bond (AMBAC Insured), 5.75%, 2/15/17	300,000	339,297
Aaa	AAA	St. Louis Parking Facilities Revenue (MBIA Insured), 5.375%, 12/15/21	375,000	397,478

		POLLUTION CONTROL REVENUE: 3.0%
A1	A+	St. Louis Industrial Development Authority Pollution Control Revenue, 6.65%, 5/1/16	200,000	248,076

		TRANSPORTATION: 5.1%
Aa2	AA	Missouri State Highway & Transportation, Street & Road Revenue, 5.25%, 2/1/20	250,000	271,213
nr	AA-	Platte County Industrial Development Authority, Zona Rosa Retail Project, 3.75%, 12/1/13	150,000	149,304

		WATER AND SEWER: 1.8%
Aaa	nr	Jefferson County Public Water Supply District Number C-1 (AMBAC Insured), 5.25%, 12/1/16	130,000	145,427

		TOTAL INVESTMENTS (Cost $7,374,319)		$8,003,711

		CASH AND RECEIVABLES LESS LIABILITIES: 2.8% of net assets		231,010

		NET ASSETS: 100%		$8,234,721

Virginia Fund - Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody's	S&P

		LONG TERM MUNICIPAL BONDS: 98.7% of net assets

		EDUCATION: 10.2%
A2	nr	Loudoun County Industrial Development Authority, University Facilities Revenue (George Washington University), 6.25%, 5/15/22	$500,000	$514,140
nr	A	Roanoke County Industrial Development Authority, (Hollins College), 5.25%, 3/15/23	900,000	946,179
Aa2	AA	Virginia College Building Authority, Educational Facilities Revenue (Washington And Lee University), 5.75%, 1/1/14	20,000	20,415
Aaa	AAA	Virginia Polytech Institute & State University Revenue, 5%, 6/1/14	775,000	870,193
A1	AA-	Virginia State Universities, University Revenue (Virginia Commonwealth University), 5.75%, 5/1/15	500,000	521,910

		GENERAL OBLIGATION: 26.9%
Aaa	AAA	Alexandria, 5%, 1/1/16	200,000	226,474
Aaa	AAA	Arlington County, 5%, 2/1/19	250,000	266,272
Aaa	AAA	Culpepper County, 6%, 1/15/21	500,000	581,220
Aaa	AAA	Leesburg, (AMBAC Insured), 5.6%, 6/1/15	500,000	523,145
Aaa	AA+	Loudoun County, 5.25%, 5/1/13	750,000	846,195
Aaa	AA+	Loudoun County, 5%, 10/1/13	500,000	563,165
Aa3	AA	Lynchburg, 5.7%, 6/1/25	1,170,000	1,282,179
Aa2	AA	Newport News, 5%, 5/1/18	820,000	893,005
A1	nr	Prince George County, 4.5%, 8/1/12	400,000	429,412
Baa1	A-	Puerto Rico Commonwealth, 6.5%, 7/1/14	1,115,000	1,366,221
Aa1	AA+	Virginia Beach, 5%, 3/1/12	540,000	602,003

		HOSPITAL: 10.1%
A2	nr	Arlington County Industrial Development Authority, Hospital Facilities Revenue Bond, 5.5%, 7/1/15	200,000	215,400
Aaa#	AAA	Danville Industrial Development Authority, Hospital Revenue (Danville Regional Medical Center) (FGIC Insured) (Prerefunded 10/1/04 @ 101), 6.375%, 10/1/14	350,000	353,500
Aaa	AAA	Danville Industrial Development Authority, Hospital Revenue (Danville Regional Medical Center) (AMBAC Insured) 5%, 10/1/10	250,000	274,633
Aaa	AAA	Hanover County Industrial Development Authority, Revenue Bon Secours Health System (MBIA Insured), 6%, 8/15/10	640,000	739,488
Aaa#	nr	Prince William County Industrial Development Authority, Hospital Revenue, (Prerefunded 10/1/05 @ 102), 6.85%, 10/1/25	85,000	91,105
Aaa	AAA	Roanoke Industrial Development Authority, Hospital Revenue (Carilion Health Systems) (MBIA Insured), 5.5%, 7/1/16	500,000	568,705
Aaa	AAA	Roanoke Industrial Development Authority, Hospital Revenue (Roanoke Memorial Hospitals) (MBIA Insured), 6.125%, 7/1/17	500,000	608,005

		HOUSING: 6.8%
nr	AAA	Fairfax County Redevelopment & Housing Authority, Multi-Family Housing Revenue (Castel Lani Project) (FHA Insured), 5.5%, 4/1/28	425,000	438,379
Aa3	AA	Puerto Rico Housing Finance Authority, 4.5%, 12/1/09	150,000	160,003
nr	AAA	Suffolk Redevelopment & Housing Authority, Multi-Family Housing Revenue, 5.6%, 2/1/33	1,250,000	1,320,488

		INDUSTRIAL DEVELOPMENT: 3.9%
Aaa	nr	Fairfax County Economic Development Authority (National Wildlife Assoc.), 5.25%, 9/1/19	1,000,000	1,085,710

		LEASING AND OTHER FACILITIES: 9.8%
Aa1	AA+	Arlington County Industrial Development Authority Lease Revenue, 5%, 8/1/14	500,000	560,095
Aaa	AAA	Portsmouth Industrial Development Authority Revenue, Hotel Conference Center & Parking, 5.125%, 4/1/17	1,000,000	1,071,210
Aaa	nr	Richmond Industrial Development Authority Government Facilities, 5%, 7/15/13	1,000,000	1,122,920

		MUNICIPAL OTHER: 16.1%
A3	A-	Greater Richmond Convention Center Expansion, 5.5%, 6/15/10	800,000	889,328
nr	A	Hampton Museum Revenue, 3.25%, 1/1/10	400,000	395,616
Aaa	AAA	Southeastern Public Service Authority Revenue, 5%, 7/1/15	1,000,000	1,122,780
Aaa	AAA	Southwest Regional Jail Authority Revenue, (MBIA Insured), 4.5% 9/1/10	1,000,000	1,078,920
Aa1	AA+	Virginia State Public Building Authority, Public Facilities Revenue, 5%, 8/1/18	1,000,000	1,050,260

		TRANSPORTATION: 4.4%
Aaa	AAA	Richmond Metropolitan Authority Expressway Revenue, (FGIC Insured), 5.25%, 7/15/12	350,000	396,977
Aa2	AA	Virginia State Resources Authority Infrastructure Revenue, 4.75%, 5/1/17	800,000	850,120

		WATER & WASTE: 10.5%
Aaa	AAA	Frederick Regional Sewer System Revenue, (AMBAC), 5%, 10/1/15	570,000	641,341
Aaa	AAA	Henry County Water & Sewer Revenue, (FSA Insured), 5.25%, 11/15/16	700,000	802,480
Aaa	AAA	Stafford County Water & Sewer Revenue, (FSA Insured), 4.5%, 6/1/11	335,000	364,048
Aaa	AAA	Upper Occoquan Sewer, Regional Sewer Revenue, (MBIA Insured), 5.15%, 7/1/20	1,000,000	1,134,550

		TOTAL INVESTMENTS (Cost $26,278,652)		$27,788,189

		CASH AND RECEIVABLES LESS LIABILITIES: 1.3% of net assets		368,485

		NET ASSETS: 100%		$28,156,674

National Fund - Portfolio of Investments

Credit Rating*			Principal Amount	Market Value
Moody's	S&P

		LONG TERM MUNICIPAL BONDS: 98.5% of net assets

		ARIZONA: 8.2%
Aa3	AA-	Arizona Transportation Board, Grant Antic, 5%, 7/1/13	$100,000	$111,523
Aaa	AAA	Maricopa County Unified School District #48 Scottsdale, (FSA), 5%, 7/1/15	500,000	558,085
Aaa	AAA	Rio Nuevo Multipurpose Facilities, Certificate Participation, (FGIC Insured), 4.5%, 7/1/08	1,100,000	1,184,139

		COLORADO: 4.9%
Aaa	nr	El Paso County School District #020, 5%, 12/15/16	1,005,000	1,111,460

		FLORIDA: 10.8%
Aaa	nr	First Florida Government Community Revenue Bond, (AMBAC Insured), 5.5%, 7/1/16	1,000,000	1,165,920
Aaa	AAA	Palm Beach County Solid Waste Authority Revenue Bond, (AMBAC Insured), 6%, 10/1/10	1,100,000	1,271,182

		ILLINOIS: 10.6%
Aaa	nr	Grundy County School District #054, General Obligation, (AMBAC Insured), 8.35%, 12/1/07	720,000	853,272
Aaa	AAA	Regional Illinois Transportation Authority, Transit Revenue (AMBAC Insured), 7.2%, 11/1/20	300,000	390,990
Aaa	AAA	University of Illinois Certificates, Utility Infrastructure Projects (MBIA Insured), 5.75%, 8/15/09	1,000,000	1,137,060

		INDIANA: 2.7%
Aaa	AAA	Indiana Bond Bank, 5.75%, 8/1/13	550,000	615,587

		KANSAS: 2.6%
Aa2	AA+	Kansas State Department of Transportation, Hwy Revenue, 6.125%, 9/1/09	500,000	579,170

		MARYLAND: 1.6%
Aa1	AA+	Anne Arundel County, Solid Waste Projects (AMT), 5.5%, 9/1/16	100,000	106,403
Aa2	AA	Frederick County, 5.1%, 12/1/17	75,000	81,371
Aaa	AAA	Maryland State, 5%, 7/15/11	50,000	54,922
Aaa#	AAA	Maryland State Transportation Authority, Transportation Facilities Project Revenue, 6.8%, 7/1/16	95,000	114,788

		MASSACHUSETTS: 5.5%
Aa2	AA	Massachusetts Bay Transportation Authority, Transit Revenue, 7%, 3/1/14	1,000,000	1,240,110

		MICHIGAN: 2.0%
Aaa	AAA	Redford United School District, (AMBAC Insured), 5%, 5/1/22	410,000	449,926

		MINNESOTA: 0.4%
Aa1	AA+	Minnesota State Housing Finance Agency, Housing Revenue (Single-Family Mortgage) (AMT), 6.25%, 7/1/26	95,000	97,644

		MISSISSIPPI: 5.9%
Aaa	AAA	Harrison County Wastewater Management District, Sewer Revenue, (Wastewater Treatment Facilities) (FGIC Insured), 7.75%, 2/1/14	500,000	658,860
Aaa	AAA	Harrison County Wastewater Management District, Sewer Revenue, (Wastewater Treatment Facilities) (FGIC Insured), 8.5%, 2/1/13	500,000	676,085

		MISSOURI: 4.9%
Aa1	AA+	Missouri State Health & Educational Facilities Authority Revenue Bond, 5%, 11/1/09	1,000,000	1,108,320

		NEW JERSEY: 9.8%
Aaa	AAA	New Jersey State Transportation Transit Fund Authority, 5.5%, 12/15/17	1,000,000	1,170,520
Aaa#	AAA	New Jersey State Turnpike Authority Revenue, 6.5%, 1/1/16	850,000	1,043,222

		NORTH CAROLINA: 2.5%
Aaa	AAA	Macon County, 5%, 6/1/13	500,000	560,725

		NORTH DAKOTA: 2.4%
Baa2	nr	Grand Forks Health Care Systems Revenue Bond, 7.125%, 8/15/24	500,000	544,355

		PENNSYLVANIA: 5.8%
Aaa	AAA	Lehigh County General Obligation (Lehigh Valley Hospital) (MBIA Insured), 7%, 7/1/16	1,000,000	1,283,120

		PUERTO RICO: 1.4%
Baa1	A-	Puerto Rico Commonwealth, 6.5%, 7/1/14	85,000	104,151
Aa3	AA	Puerto Rico Housing Finance Authority, 4.5%, 12/1/09	200,000	213,338

		TEXAS: 12.4%
Aaa	AAA	Lower Colorado River Authority, Utility Revenue, (AMBAC Insured), 6.0%, 1/1/17	305,000	370,834
Aaa	AAA	North Forest Independent School District, 6%, 8/15/11	1,050,000	1,227,660
Aaa#	AAA	Texas Public Building Authority, Building Revenue (MBIA Insured), 7.125%, 8/1/11	1,000,000	1,186,280

		VIRGINIA: 2.6%
Aaa	AAA	Hanover County Industrial Development Authority Hospital (Bon Secours Health Systems) (MBIA Insured), 6%, 8/15/10	500,000	577,725

		WASHINGTON: 1.5%
Aaa	AAA	King County School District #415 Kent, (FSA Insured) 5.5%, 6/1/16	300,000	347,343

		TOTAL INVESTMENTS (Cost $20,513,224)		$22,196,090

		CASH AND RECEIVABLES LESS LIABILITIES: 1.5% of net assets		329,503

		NET ASSETS: 100%		$22,525,593

Notes to Portfolios of Investments:

^	Security has a variable coupon rate and/or is subject to a demand feature before final maturity. Coupon rate as of September 30, 2004.
#	Refunded or escrowed to maturity
AMBAC	American Municipal Bond Assurance Corporation
AMT	Subject to Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Federal Security Assistance
GNMA	Government National Mortgage Association
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corporation
Moody's	Moody's Investors Service, Inc.
nr	Not rated
PSF	Permanent School Fund
S&P	Standard & Poor's Corporation
*	Credit ratings are unaudited
+	Aggregate cost for federal income tax purposes as of September 30, 2004.

Statements of Assets and Liabilities

	Arizona Fund	Missouri Fund	Virginia Fund	National Fund
ASSETS
Investments, at value (Note 1)
Long-term securities*	$6,190,004	$8,003,711	$27,788,189	$22,196,090
Cash	48,969	335,541	9,056	54,838
Interest receivable	81,766	96,030	372,821	289,922
Total assets	6,320,739	8,435,282	28,170,066	22,540,850

LIABILITIES
Payables
Long-term securities purchased	--	194,804	--	--
Dividends	5,590	3,762	6,800	5,631
Capital shares redeemed	--	--	3,598	6,632
Independent trustee and auditor fees	1,995	1,995	2,994	2,994
Total Liabilities	7,585	200,561	13,392	15,257

NET ASSETS (Note 6)	$6,313,154	$8,234,721	$28,156,674	$22,525,593

CAPITAL SHARES OUTSTANDING	582,348	744,945	2,361,936	1,985,024

NET ASSET VALUE PER SHARE	$10.84	$,11.05	$11.92	$11.35

*LONG-TERM SECURITIES, AT COST	$5,740,872	$7,374,319	$26,278,652	$20,513,224

Statements of Operations
For the year ended September 30, 2004

	Arizona Fund	Missouri Fund	Virginia Fund	National Fund
INVESTMENT INCOME (Note 1)
Interest income	$295,992	$360,579	$1,265,583	$1,008,835

EXPENSES (Notes 2 and 3)
Investment advisory fees	40,646	49,695	178,873	144,201
Other expenses
Service agreement fees	28,900	34,273	108,394	98,073
Independent trustee and auditor fees	2,311	2,311	3,467	3,467
Total other expenses	31,211	36,584	111,861	101,540

Total expenses	71,857	86,279	290,734	245,741

NET INVESTMENT INCOME	224,135	274,300	974,849	763,094

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	26,223	8,275	179,191	120,103
Change in net unrealized depreciation of investments	(97,901)	(29,885)	(203,250)	(327,787)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(71,678)	(21,610)	(24,059)	(207,684)

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$152,457	$252,690	$950,790	$555,410

Statements of Changes in Net Assets
For the year ended September 30

	Arizona Fund		Missouri Fund
	2004	2003	2004	2003
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$224,135	$223,924	$274,300	$283,043
Net realized gain (loss) on investments	26,223	(1,504)	8,275	90,168
Net unrealized appreciation (depreciation) on investments	(97,901)	(29,725)	(29,885)	(215,557)
Total increase in net assets resulting from operations	152,457	192,695	252,690	157,654

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(224,135)	(223,924)	(274,300)	(283,043)
From net capital gains	--	--	--	--
Total distributions	(224,135)	(223,924)	(274,300)	(283,043)

CAPITAL SHARE TRANSACTIONS (Note 8)	(220,245)	(164,632)	415,569	(602,951)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(291,923)	(195,861)	393,959	(728,340)

NET ASSETS
Beginning of year	$6,605,077	$6,800,938	$7,840,762	$8,569,102
End of year	$6,313,154	$6,605,077	$8,234,721	$7,840,762
	Virginia Fund		National Fund
	2004	2003	2004	2003
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$974,849	$1,114,430	$763,094	$800,531
Net realized gain on investments	179,191	322,133	120,103	232,568
Net unrealized depreciation of investments	(203,250)	(434,157)	(327,787)	(411,304)
Total increase in net assets resulting from operations	950,790	1,002,406	555,410	621,795

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(974,849)	(1,114,430)	(763,094)	(800,531)
From net capital gains	(332,133)	(117,232)	--	--
Total distributions	(1,306,982)	(1,231,662)	(763,094)	(800,531)

CAPITAL SHARE TRANSACTIONS (Note 8)	(1,168,003)	(170,024)	(755,845)	(606,280)

TOTAL DECREASE IN NET ASSETS	(1,524,195)	(399,280)	(963,529)	(785,016)

NET ASSETS
Beginning of year	$29,680,869	$30,080,149	$23,489,122	$24,274,138
End of year	$28,156,674	$29,680,869	$22,525,593	$23,489,122

Financial Highlights
Selected data for a share outstanding for the periods indicated.

ARIZONA FUND

	Year Ended September 30,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$10.96	$11.00	$10.63	$10.06	$10.03
Investment operations:
Net investment income	0.37	0.38	0.39	0.42	0.45
Net realized and unrealized gain (loss) on investments	(0.12)	(0.04)	0.37	0.57	0.03
Total from investment operations	0.25	0.34	0.76	0.99	0.48
Less distributions from net investment income	(0.37)	(0.38)	(0.39)	(0.42)	(0.45)
Net asset value, end of year	$10.84	$10.96	$11.00	$10.63	$10.06
Total return (%)	2.38	3.17	7.37	10.01	4.93
Ratios and supplemental data
Net assets, end of year (in thousands)	$6,313	$6,605	$6,801	$6,883	$6,451
Ratio of expenses to average net assets (%)	1.11	1.11	1.11	1.10	1.12
Ratio of net investment income to average net assets (%)	3.45	3.47	3.69	4.01	4.53
Portfolio turnover (%)	3	5	15	20	29

MISSOURI FUND

	Year Ended September 30,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$11.08	$11.24	$10.72	$10.17	$10.12
Investment operations:
Net investment income	0.38	0.40	0.41	0.43	0.44
Net realized and unrealized gain (loss) on investments	(0.03)	(0.16)	0.52	0.55	0.05
Total from investment operations	0.35	0.24	0.93	.98	0.49
Less distributions from net investment income	(0.38)	(0.40)	(0.41)	(0.43)	(0.44)
Net asset value, end of year	$11.05	$11.08	$11.24	$10.72	$10.17
Total return (%)	3.23	2.24	8.96	9.79	5.03
Ratios and supplemental data
Net assets, end of year (in thousands)	$8,235	$7,841	$8,569	$7,943	$7,321
Ratio of expenses to average net assets (%)	1.08	1.09	1.08	1.08	1.09
Ratio of net investment income to average net assets (%)	3.45	3.63	3.85	4.06	4.43
Portfolio turnover (%)	2	17	21	16	26

VIRGINIA FUND

	Year Ended September 30,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$12.06	$12.16	$11.70	$11.14	$11.13
Investment operations:
Net investment income	0.41	0.45	0.48	0.49	0.50
Net realized and unrealized gain (loss) on investments	--	(0.05)	0.46	0.56	0.01
Total from investment operations	0.41	0.40	0.94	1.05	0.51
Less distribution from:
net investment income	(0.41)	(0.45)	(0.48)	(0.49)	(0.50)
net capital gains	(0.14)	(0.05)	--	--	--
Total distributions	(0.55)	(0.50)	(0.48)	(0.49)	(0.50)
Net asset value, end of year	$11.92	$12.06	$12.16	$11.70	$11.14
Total return (%)	3.46	3.35	8.22	9.62	4.78
Ratios and supplemental data
Net assets, end of year (in thousands)	$28,157	$29,681	$30,080	$29,747	$28,526
Ratio of expenses to average net assets (%)	1.02	1.01	1.01	1.01	1.02
Ratio of net investment income to average net assets (%)	3.41	3.72	4.05	4.26	4.60
Portfolio turnover (%)	16	31	27	38	24

NATIONAL FUND

	Year Ended September 30,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$11.45	$11.53	$10.97	$10.43	$10.30
Investment operations:
Net investment income	0.38	0.38	0.41	0.49	0.42
Net realized and unrealized gain (loss) on investments	(0.10)	(0.08)	0.56	0.54	0.13
Total from investment operations	0.28	0.30	0.97	1.03	0.55
Less distribution from net investment income	(0.38)	(0.38)	(0.41)	(0.49)	(0.42)
Net asset value, end of year	$11.35	$11.45	$11.53	$10.97	$10.43
Total return (%)	2.47	2.72	9.08	10.03	5.53
Ratios and supplemental data
Net assets, end of year (in thousands)	$22,526	$23,489	$24,274	$24,417	$21,951
Ratio of expenses to average net assets (%)	1.07	1.07	1.07	1.06	1.07
Ratio of net investment income to average net assets (%)	3.31	3.37	3.70	4.48	4.15
Portfolio turnover (%)	28	21	56	53	78

Notes to Financial Statements
For the year ended September 30, 2004

1. Summary of Significant Accounting Policies. Mosaic Tax-Free Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains four separate funds (described in the following sentences and defined as the "Funds") which invest principally in securities exempt from federal income taxes, commonly known as "municipal" securities. The Arizona, Missouri and Virginia Funds (the "State Funds") invest solely in securities exempt from both federal and state income taxes in their respective states. The National Fund invests in securities exempt from federal taxes. The National Fund and the State Funds invest in intermediate and long-term securities. Because the Trust is 100% no-load, the shares of each fund are offered and redeemed at the net asset value per share.

Securities Valuation: The State and National Funds value securities having maturities of 60 days or less at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available are valued at the mean between their bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income and Gains: Net invest-ment income, determined as gross investment income less total expenses, is declared as a regular dividend monthly. Dividends are distributed to share-holders or reinvested in additional shares as of the close of business at the end of each month. Capital gain distributions, if any, are declared and paid annually at year-end. Additional distributions may be made if necessary. Distributions paid during the years ended September 30, 2004 and 2003 were identical for book purposes and tax purposes.

The tax character of distributions paid for the years ended September 30, 2004 and 2003 for the Virginia Fund was $0 short-term and $332,133 long-term and $2,174 short-term and $115,058 long-term, respectively. The Arizona, Missouri and National Funds distributed no taxable short-term or long-term capital gains for the years ended September 30, 2004 and 2003.

As of September 30, 2004 the components of distributable earnings on a tax basis were as follows:

Arizona Fund:

Accumulated net realized gains	$2,081
Net unrealized appreciation on investments	449,132
$451,213

Missouri Fund:

Accumulated net realized losses	$(62,778)
Net unrealized appreciation on investments	629,392
$566,614

Virginia Fund:

Accumulated net realized gains	$169,191
Net unrealized appreciation on investments	1,509,537
$1,678,728

National Fund:

Accumulated net realized losses	$(40,448)
Net unrealized appreciation on investments	1,682,866
$1,642,418

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribu-tion to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal Income Taxes. As of September 30, 2004, capital loss carryovers available to offset future capital gains for federal income tax purposes and the years they expire are as follows:

Expiration Date	Missouri Fund
September 30, 2008	$62,778
Expiration Date	National Fund
September 30, 2008	$40,448

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (the "Advisor"), earns an advisory fee equal to 0.625% per annum of the average net assets of the Funds. The fees are accrued daily and are paid monthly.

3. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. This percentage was 0.48% for the Arizona Fund, 0.46% for the Missouri Fund, 0.39% for the Virginia Fund and 0.44% for the National Fund.

Effective May 13, 2004, the Trust began paying the expenses of the Trust's Independent Trustees and auditor ("Independent Service Providers") directly. Therefore, the Trust reduced the amount of fees paid to the Advisor prior to May 13, 2004 described above by the amounts paid directly to the Independent Service Providers. Through September 30, 2004, the reduced services fee was as follows: 0.39% for the Arizona Fund; 0.39% for the Missouri Fund; 0.36% for the Virginia Fund and 0.40% for the National Fund. The amounts paid by each fund directly for Independent Service Providers fees was $2,311, $2,311, $3,467 and $3,467 for the Arizona, Missouri, Virginia and National Funds, respectively.

4. Fund Expenses.

Example: This Example is intended to help you understand your costs (in dollars) of investing in the Fund and to compare these costs with the costs of investing in other mutual funds. See footnotes 2 and 3 above for an explanation of the types of costs charged by the Funds.

This Example is based on an investment of $1,000 invested on April 1, 2004 and held for the six months ended September 30, 2004.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Arizona Fund	0.46%	$1,000.00	$1,004.56	1.11%	$5.46
Missouri Find	0.83%	$1,000.00	$1,008.32	1.09%	$5.36
Virginia Fund	1.22%	$1,000.00	$1,012.16	1.02%	$5.03
National Fund	0.81%	$1,000.00	$1,008.08	1.07%	$5.26
[1]For the six months ended September 30, 2004.
[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
[3]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in both the actual and hypothetical total return tables include the service fees effective prior to May 13, 2004. This service fee was reduced May 13, 2004 in order to separately account for the Independent Service Providers costs which, subsequent to May 13, is a flat fee charged directly to each fund. The Independent Service Provider costs are not included in either the actual or hypothetical total return tables. See footnote 3 for a discussion of these costs.

Based on Hypothetical Total Return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Arizona Fund	5.00%	$1,000.00	$1,025.26	1.11%	$5.59
Missouri Find	5.00%	$1,000.00	$1,025.26	1.09%	$5.49
Virginia Fund	5.00%	$1,000.00	$1,025.26	1.02%	$5.14
National Fund	5.00%	$1,000.00	$1,025.26	1.07%	$5.39
[1]For the six months ended September 30, 2004.
[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366

5. Aggregate Cost and Unrealized Appreciation. The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of September 30, 2004:

	Arizona Fund	Missouri Fund	Virginia Fund	National Fund
Aggregate Cost	$5,740,872	$7,374,319	$26,278,652	$20,513,224
Gross unrealized appreciation	452,408	629,507	1,530,792	1,700,475
Gross unrealized depreciation	(3,276)	(115)	(21,255)	(17,609)
Net unrealized appreciation	$449,132	$629,392	$1,509,537	$1,682,866

6. Net Assets. At September 30, 2004, net assets included the following:

	Arizona Fund	Missouri Fund	Virginia Fund	National Fund
Paid in capital	$5,861,941	$7,668,107	$26,477,946	$20,883,175
Accumulated net realized gains (losses)	2,081	(62,778)	169,191	(40,448)
Net unrealized appreciation on investments	449,132	629,392	1,509,537	1,682,866
Total Net Assets	$6,313,154	$8,234,721	$28,156,674	$22,525,593

7. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 2004, were as follows:

	Purchases	Sales
Arizona Fund	$208,138	$673,448
Missouri Fund	613,423	153,000
Virginia Fund	4,610,988	5,901,412
National Fund	6,420,257	6,795,300

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended September 30,
Arizona Fund	2004	2003
In Dollars
Shares sold	$198,107	$441,441
Shares issued in reinvestment of dividends	158,003	162,775
Total shares issued	356,110	604,216
Shares redeemed	(576,355)	(768,848)
Net decrease	$(220,245)	$(164,632)

In Shares
Shares sold	18,175	40,876
Shares issued in reinvestment of dividends	14,578	14,975
Total shares issued	32,753	55,851
Shares redeemed	(53,050)	(71,281)
Net decrease	(20,297)	(15,430)
	Year Ended September 30,
Missouri Fund	2004	2003
In Dollars
Shares sold	$448,565	$183,604
Shares issued in reinvestment of dividends	222,786	223,156
Total shares issued	671,351	406,760
Shares redeemed	(255,782)	(1,009,711)
Net increase (decrease)	$415,569	$(602,951)

In Shares
Shares sold	40,768	16,654
Shares issued in reinvestment of dividends	20,271	20,316
Total shares issued	61,039	36,970
Shares redeemed	(23,516)	(92,033)
Net increase (decrease)	37,523	(55,063)
	Year Ended September 30,
Virginia Fund	2004	2003
In Dollars
Shares sold	$1,323,802	$3,139,443
Shares issued in reinvestment of dividends	1,195,785	1,121,658
Total shares issued	2,519,587	4,261,101
Shares redeemed	3,687,590	(4,431,125)
Net decrease	$(1,168,003)	$(170,024)

In Shares
Shares sold	111,281	261,864
Shares issued in reinvestment of dividends	100,651	93,984
Total shares issued	211,932	355,848
Shares redeemed	310,466	(369,794)
Net decrease	(98,534)	(13,946)
	Year Ended September 30,
National Fund	2004	2003
In Dollars
Shares sold	$2,724,523	$4,033,258
Shares issued in reinvestment of dividends	689,890	717,333
Total shares issued	3,414,413	4,750,591
Shares redeemed	(4,170,258)	(5,356,871)
Net decrease	$(755,845)	$(606,280)

In Shares
Shares sold	239,790	355,713
Shares issued in reinvestment of dividends	61,082	63,288
Total shares issued	300,872	419,001
Shares redeemed	(367,015)	(472,860)
Net decrease	(66,143)	(53,859)

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/7/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison's Wisconsin State Journal newspaper.	All 12 Mosaic Funds	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call Fund
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Mosaic Funds	Trustee of the Madison Claymore Covered Call Fund
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 12 Mosaic Funds	Trustee of the Madison Claymore Covered Call Fund

Interested Trustees*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/4/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Mosaic Funds	Trustee of the Madison Claymore Covered Call Fund
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 12 Mosaic Funds, Trustee of all Mosaic Funds except Mosaic Equity Trust	None

Officers*

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 12 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. These policies are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC  20549-0102. Finally, you may call Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3486

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended September 30, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Mosaic Funds at 800-368-3195 and requesting a copy of the Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

At a meeting held during the period covered by this report, The Trust’s Board of Trustees elected Lorence Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, to serve as the Trust’s audit committee financial expert among the three Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Note that through May 2004, audit fees were paid pursuant to the Services Agreement between the Trust and Madison Mosaic, LLC and are were not paid directly to the accountants.  Such fees continue to be accrued for pursuant to the Services Agreement, but are now paid directly to the accountants.  Total audit fees paid to the registrant's principal accountant for the fiscal years ended September 30, 2003 and 2004, respectively, out of the Services Agreement fees collected from all Mosaic Funds were $96,875 (including typical expenses in connection with the audit such as postage, photocopying, etc.) and $72,000, (not including expenses expected to billed upon completion of audit work).  Of these amounts, approximately $35,800 and $26,640, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Mosaic Funds registrants.

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  Not applicable.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 10. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act") are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Tax-Free Trust

By: (signature)

W. Richard Mason, Secretary

Date: November 12, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: November 12, 2004

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: November 12, 2004